Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

CONFIRMATION AND AMENDMENT OF MASTER PARTICIPATION AGREEMENT

THIS CONFIRMATION AND AMENDMENT OF MASTER PARTICIPATION AGREEMENT (“Confirmation and Amendment”), is executed to be effective as of the 27th day of May, 2021, by and between HOME POINT FINANCIAL CORPORATION, a New Jersey corporation (hereinafter referred to as "Seller"), and MERCHANTS BANK OF INDIANA (hereinafter referred to as "Participant");

W I T N E S S E S T H A T:

WHEREAS, Seller and Participant entered into that certain Master Participation Agreement dated May 31, 2017 for a participation facility in the amount Six Hundred Million and 00/100 Dollars ($600,000,000.00), as subsequently increased to One Billion and 00/100 Dollars ($1,000,000,000.00) (as heretofore amended, modified or restated, referred to as the "Participation Agreement");

WHEREAS, among other terms specifically identified herein, Seller and Participant have agreed to modify certain terms of the Participation Agreement as more particularly described herein;

WHEREAS, Participant is willing to modify the Participation Agreement subject to, inter alia, the terms and conditions hereinafter specified and upon the condition that Seller makes the acknowledgements, agreements and confirmations set forth herein and executes all documents reasonably required by Participant to effectuate such modification.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Participant agree as follows:

1.Seller and Participant hereby agree that the term of the Participation Agreement and any termination, expiration or maturity date contained therein is hereby extended to May 25, 2023.

2.Seller and Participant agree that effective as of the date hereof the maximum aggregate outstanding balance of Ownership Interests as set forth in Section 1.1 of the Participation Agreement is hereby increased to the principal amount of One Billion Two Hundred Million and 00/100 Dollars ($1,200,000,000.00). At no time will the aggregate outstanding balance of Scratch and Dent Mortgage Loans exceed [***]. In addition, at no time will the aggregate outstanding balance of Non-Qualifying Mortgage Loans exceed [***].

3.Notwithstanding anything to the contrary, Participant’s Ownership Interest for any Scratch and Dent Mortgage Loan shall not exceed [***], and Participant’s Ownership Interest for any Non-Qualifying Mortgage Loan shall not exceed [***].

4.Seller and Participant hereby agree that the Fee Schedule attached to the Participation Agreement as Schedule I is hereby deleted in its entirety and the Fee Schedule attached hereto as Schedule I is inserted in lieu thereof.

5.Seller and Participant agree that Section 2.2 (hh) of the Master Participation Agreement is hereby deleted and the following is inserted in lieu thereof:

(hh) Seller shall sell each Mortgage Loan or issue mortgage-backed securities for the Mortgage Loan to an Investor for an amount equal to or greater than the unpaid balance of the Mortgage Loan and interest thereon within [***] days of the Funding Date for the Ownership Interest; provided, however, if a Mortgage Loan has not been sold to an Investor within [***] days of the Funding Date as required, then on the [***] day following the Funding Date, Seller shall pay to Participant [***] of the amount owed to Participant for the Ownership Interest with respect to such Mortgage Loan, and if such Mortgage Loan has still not been sold to an Investor within [***] days of the Funding Date, then on the [***] day following the Funding Date, Seller shall pay to Participant [***] of the amount owed to Participant for the Ownership Interest with respect to such Mortgage Loan, and if such Mortgage Loan has still not been sold to an Investor within [***] days of the Funding Date, then on the [***] day following the Funding Date, Seller shall pay to Participant [***] of the amount owed to Participant for the Ownership Interest with respect to such Mortgage Loan with the remaining balance to be repaid in full to Participant upon the earlier of (i) the sale of such Mortgage Loan to an Investor or (ii) the date which is [***] days following the Funding Date.

For any Scratch and Dent Mortgage Loan, Seller shall sell each Mortgage Loan or issue mortgage-backed securities for the Mortgage Loan to an Investor for an amount equal to or greater than the unpaid balance of the Mortgage Loan and interest thereon within [***] days of the Funding Date for the Ownership Interest; provided, however, if a Mortgage Loan has not been sold to an Investor within [***] days of the Funding Date as required, then on the [***] day following the Funding Date, Seller shall pay to Participant [***] of the amount owed to Participant for the Ownership Interest with respect to such Mortgage Loan, and if such Mortgage Loan has still not been sold to an Investor within [***] days of the Funding Date, then on the [***] day following the Funding Date, Seller shall pay to Participant [***] of the amount owed to Participant for the Ownership Interest with respect to such Mortgage Loan, and if such Mortgage Loan has still not been sold to an Investor within [***] days of the Funding Date, then on the [***] day following the Funding Date, Seller shall pay to Participant [***] of the amount owed to Participant for the Ownership Interest with respect to such Mortgage Loan with the remaining balance to be repaid in full to Participant upon the earlier of (i) the sale of such Mortgage Loan to an Investor or (ii) the date which is [***] days following the Funding Date. Loans greater than [***] days delinquent will have a [***] curtailment.

6.Seller hereby covenants and agrees with Participant that at the end of each calendar month Seller shall have an Adjusted Tangible Net Worth of at least [***] (“Net Worth Requirement”). For the purposes hereof, “Adjusted Tangible Net Worth” shall mean Seller’s net worth as determined by generally accepted accounting principles less intangible assets and receivables from affiliates and shareholders.

7.Seller hereby covenants and agrees with Participant that at all times hereunder Seller shall have Liquidity of not less than [***]. For the purposes hereof, “Liquidity” shall mean, at any particular time, the sum of Seller's cash, cash equivalents (certificates of deposit and other depository accounts established at FDIC-insured banks), United States government-issued securities and other registered, unrestricted equity or debt securities which are publicly traded on a recognized United States exchange and which, in all events, are held in Seller's name and are free and clear of all liens (except liens in favor of Participant).

8.Seller hereby covenants and agrees with Participant that at the end of each calendar month Seller shall maintain a Leverage Ratio no greater than [***]. For the purposes hereof, “Leverage Ratio” shall mean the ratio of Seller’s debt to its Adjusted Tangible Net Worth.

9.Seller acknowledges and confirms that the Participation Agreement continues in full force and effect. Seller reaffirms and ratifies all warranties, representations, provisions, conditions, terms, covenants and agreements set forth in the Participation Agreement.

10.Seller represents and warrants to Participant that (a) as of the effective date hereof, there exists no event of default under the Participation Agreement, or any condition that, with the giving of notice, lapse of time, or both, would constitute an event of default under the Participation Agreement, and (b) Seller has no defenses, offsets, claims or counterclaims against Participant under the Participation Agreement, or any other agreement, instrument, document or event executed or occurring in connection therewith.

11.This Confirmation and Amendment shall be binding upon and inure to the benefit of Seller and Participant and their respective successors, assigns and legal representatives.

12.The undersigned, executing this Confirmation and Amendment for and on behalf of Seller, certifies and represents to Participant that s/he is duly authorized by all action necessary on the part of Seller to execute and deliver this document and that this document constitutes a legal, valid and binding obligation of Seller in accordance with its terms. This agreement may be executed and delivered in multiple counterparts, including by electronic signature and transmission, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument.

13.This Confirmation and Amendment shall be governed by and construed in accordance with the laws of the State of Indiana.

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IN WITNESS WHEREOF, the undersigned have caused this Confirmation and Amendment of Master Participation Agreement to be executed effective as of the date first above written.

Seller: HOME POINT FINANCIAL CORPORATION By: /s/ Joseph Ruhlin Name: Joseph Ruhlin Title: Treasurer

Participant: MERCHANTS BANK OF INDIANA By: /s/ Kelly Horvath Name: Kelly Horvath Title: Vice President

SCHEDULE I

Fee Schedule

On a monthly basis, Participant shall pay Seller a custodial credit equal to (a) the per annum interest rate (based on a year of 360 days and actual days elapsed) from time to time announced by the Wall Street Journal as the “One Month LIBOR”, not to be less than [***], multiplied by (b) the average deposits of Seller held by Participant during a given calendar month.
Seller shall pay Participant a fee equal to [***] for each Mortgage Loan acquired by Participant (“Funding Fee”).

At Take-Out of each Mortgage Loan, Seller shall pay Participant a “Participation Fee” equal to the greater of (i) the difference between (a) [***] and (b) the Note Rate minus a Servicing Fee of [***] for any period outstanding, or (ii) [***].

At Take-Out of each Scratch and Dent Mortgage Loan, Seller shall pay Participant a “Participation Fee” equal to the greater of (i) the difference between (a) [***] and (b) the Note Rate for any period outstanding, or (ii) [***].